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                                                                      OH&S DRAFT
                                                                         9/17/97

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                     CHASE MANHATTAN RV OWNER TRUST 1997-A

                              AMENDED AND RESTATED
                                TRUST AGREEMENT

                                     among

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,

                                      and

                           THE CHASE MANHATTAN BANK,
                                 as Depositors

                                      and

                           WILMINGTON TRUST COMPANY,
                                as Owner Trustee

                         Dated as of September 1, 1997

================================================================================


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                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.1    Capitalized Terms...........................................  1

                                   ARTICLE II

                                  ORGANIZATION

SECTION 2.1    Name........................................................  2
SECTION 2.2    Office......................................................  2
SECTION 2.3    Purposes and Powers.........................................  2
SECTION 2.4    Appointment of Owner Trustee................................  3
SECTION 2.5    Initial Capital Contribution of Trust
                    Estate.................................................  3
SECTION 2.6    Declaration of Trust........................................  3
SECTION 2.7    Title to Issuer Property....................................  3
SECTION 2.8    Situs of Issuer.............................................  3
SECTION 2.9    Representations and Warranties of each
                    Depositor..............................................  4
SECTION 2.10   Liability of Certificateholders.............................  4
SECTION 2.11   Guaranteed Payments/Gross Income
                    Allocations............................................  4
SECTION 2.12   Deduction and Loss Allocations..............................  5
SECTION 2.13   Special Allocations.........................................  6
SECTION 2.14   Amended and Restated Trust Agreement........................  6

                                  ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

SECTION 3.1    Initial Ownership...........................................  6
SECTION 3.2    The Certificates............................................  6
SECTION 3.3    Execution, Authentication and Delivery
                    of Certificates........................................  7
SECTION 3.4    Registration of Transfer and Exchange
                    of Certificates........................................  7
SECTION 3.5    Mutilated, Destroyed, Lost or Stolen
                    Certificates...........................................  9
SECTION 3.6    Persons Deemed Certificateholders...........................  9
SECTION 3.7    Access to List of Certificateholders'
                    Names and Addresses....................................  9
SECTION 3.8    Maintenance of Office or Agency............................. 10
SECTION 3.9    Appointment of Paying Agent................................. 10
SECTION 3.10   Book-Entry Certificates..................................... 11
SECTION 3.11   Notices to Clearing Agency.................................. 12

SECTION 3.12   Definitive Certificates..................................... 12
SECTION 3.13   Authenticating Agent........................................ 13


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SECTION 3.14   Actions of Certificateholders............................... 14

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

SECTION 4.1    Prior Notice to Certificateholders with
                    Respect to Certain Matters............................. 15
SECTION 4.2    Action by Certificateholders with
                    Respect to Certain Matters............................. 16
SECTION 4.3    Action by Certificateholders with
                    Respect to Bankruptcy.................................. 16
SECTION 4.4    Restrictions on Certificateholders'
                    Power.................................................. 16
SECTION 4.5    Majority Control............................................ 16

                                   ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

SECTION 5.1    Establishment of Certificate
                    Distribution Account................................... 17
SECTION 5.2    Application of Funds in Certificate
                    Distribution Account................................... 17
SECTION 5.3    Method of Payment........................................... 18
SECTION 5.4    No Segregation of Monies; No Interest....................... 18
SECTION 5.5    Accounting and Reports to the
                    Noteholders, Certificateholders, the
                    Internal Revenue Service and Others.................... 19
SECTION 5.6    Signature on Returns; Tax Matters
                    Partner................................................ 19
SECTION 5.7    Capital Accounts............................................ 19

                                   ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.1    General Authority........................................... 20
SECTION 6.2    General Duties.............................................. 21
SECTION 6.3    Action upon Instruction..................................... 21
SECTION 6.4    No Duties Except as Specified in this
                    Agreement or in Instructions........................... 22
SECTION 6.5    No Action Except under Specified
                    Documents or Instructions.............................. 22
SECTION 6.6    Restrictions................................................ 22
SECTION 6.7    Doing Business in Other Jurisdictions....................... 23


                                  ARTICLE VII

                            CONCERNING OWNER TRUSTEE

SECTION 7.1    Acceptance of Trusts and Duties............................. 23
SECTION 7.2    Furnishing of Documents..................................... 25
SECTION 7.3    Representations and Warranties.............................. 25


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SECTION 7.4    Reliance; Advice of Counsel................................. 26
SECTION 7.5    Not Acting in Individual Capacity........................... 27
SECTION 7.6    Owner Trustee May Own Certificates and
                    Notes.................................................. 27

                                  ARTICLE VIII

                         COMPENSATION OF OWNER TRUSTEE

SECTION 8.1    Owner Trustee's Fees and Expenses........................... 27
SECTION 8.2    Indemnification............................................. 28
SECTION 8.3    Payments to Owner Trustee................................... 28

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

SECTION 9.1    Termination of Trust Agreement.............................. 29

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.1   Eligibility Requirements for Owner
                    Trustee................................................ 30
SECTION 10.2   Resignation or Removal of Owner
                    Trustee................................................ 31
SECTION 10.3   Successor Owner Trustee..................................... 31
SECTION 10.4   Merger or Consolidation of Owner
                    Trustee................................................ 32
SECTION 10.5   Appointment of Co-Trustee or Separate
                    Trustee................................................ 32

                                   ARTICLE XI

                                 MISCELLANEOUS

SECTION 11.1   Supplements and Amendments.................................. 34
SECTION 11.2   No Legal Title to Owner Trust Estate in
                    Certificateholders..................................... 35

SECTION 11.3   Limitations on Rights of Others............................. 35
SECTION 11.4   Notices..................................................... 35
SECTION 11.5   Severability................................................ 36
SECTION 11.6   Separate Counterparts....................................... 36
SECTION 11.7   Successors and Assigns...................................... 36
SECTION 11.8   No Recourse................................................. 36
SECTION 11.9   [Reserved].................................................. 36
SECTION 11.10  Headings.................................................... 37
SECTION 11.11  GOVERNING LAW............................................... 37
SECTION 11.12  Certificate Transfer Restrictions........................... 37


                                      iii

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                                    EXHIBITS

Exhibit A      -      Form of Certificate
Exhibit B      -      Form of Certificate of Trust



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         AMENDED AND RESTATED TRUST AGREEMENT dated as of September 1, 1997 between CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION ("Chase USA"), a national banking association, and THE CHASE MANHATTAN BANK ("Chase"), a New York banking corporation (each, in such capacity, a "Depositor" and together the "Depositors"), and Wilmington Trust Company, a Delaware banking corporation, as the owner trustee (the "Owner Trustee").

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1 Capitalized Terms. Capitalized terms are used in this Agreement as defined in Section 1.1 to the Sale and Servicing Agreement among the trust established by this Agreement and Chase USA and Chase, as Sellers, and The CIT Group/Sales Financing, Inc., as Servicer, dated as of September 1, 1997, as the same may be amended and supplemented from time to time (the "Sale and Servicing Agreement").

         (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

         (b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

         (c) The words "hereof," "herein," "hereunder," and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

         (d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

         (e) All calculations of the amount of interest accrued on the Certificates shall be made on the basis of a 360-day year consisting of twelve 30-day months.


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                                   ARTICLE II

                                  ORGANIZATION

         SECTION 2.1 Name. The trust created hereby shall be known as "Chase Manhattan RV Owner Trust 1997-A" (hereinafter, the "Issuer") in which name the Owner Trustee may conduct the business of such trust, make and execute contracts and other instruments on behalf of such trust and sue and be sued.

         SECTION 2.2 Office. The office of the Issuer shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholders and the Depositors.

         SECTION 2.3 Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

                    (a) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement, and to sell, transfer or exchange the Notes and the Certificates;

                    (b) to acquire the property and assets set forth in the Sale and Servicing Agreement from the Depositors pursuant to the terms thereof, to make payments or distributions on the Notes and Certificates, to make deposits to and withdrawals from the Reserve Account and other accounts established under this Agreement and the Sale and Servicing Agreement;

                    (c) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Issuer pursuant to, the Indenture;

                    (d) to enter into and perform its obligations under the Basic Documents to which it is a party;

                    (e) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                    (f) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders and the Noteholders.

Issuer is hereby authorized to engage in the foregoing activities. Issuer shall not engage in any activity other than in connection


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with the foregoing or other than as required or authorized by the terms of this
Agreement or the other Basic Documents.

         SECTION 2.4 Appointment of Owner Trustee. The Depositors hereby appoint the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein.

         SECTION 2.5 Initial Capital Contribution of Trust Estate. The Depositors hereby sell, assign, transfer, convey and set over to the Owner Trustee, as of the date hereof, the Reserve Account Initial Deposit. The Owner Trustee hereby acknowledges receipt in trust from the Depositors, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate and shall be deposited in the Reserve Account pursuant to
Section 5.6(a) of the Sale and Servicing Agreement. The Depositors shall pay the organizational expenses of the Issuer as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Issuer under the Basic Documents. It is the intention of the parties hereto that the Issuer constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for United States income and franchise tax purposes, the Issuer shall be treated as a partnership. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Issuer as a partnership for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Business Trust Statute with respect to accomplishing the purposes of the Issuer. The Owner Trustee shall file the Certificate of Trust with the Secretary of State of Delaware.

         SECTION 2.7 Title to Issuer Property. Legal title to all the Owner Trust Estate shall be vested at all times in the Issuer as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case the title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

         SECTION 2.8 Situs of Issuer. The Issuer will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the State of Delaware or the State of New York. Payments will be received by the Issuer only in Delaware or New


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York, and payments will be made by the Issuer only from Delaware or New York.
The only office of the Issuer will be at its office in Delaware.

         SECTION 2.9 Representations and Warranties of each Depositor. Each Depositor hereby represents and warrants to the Owner Trustee that:

                    (i) Such Depositor (i) has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization, and (ii) has power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, power, authority and legal right to acquire and own the Receivables transferred by it to the Issuer.

                    (ii) Such Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; such Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer by it, and such Depositor has duly authorized such sale and assignment and deposit to the Issuer by all necessary action; and the execution, delivery and performance of this Agreement has been duly authorized by such Depositor by all necessary action.

                    (iii) The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms hereof, do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the articles of association or charter, as the case may be, or bylaws of such Depositor, or conflict with or breach any of the material terms or provisions of or constitute (with or without notice or lapse of time) a default under any indenture, agreement or other instrument to which such Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; nor violate any law or, to the best of such Depositor's knowledge, any order, rule or regulation applicable to such Depositor of any court or of any Federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over such Depositor or its properties.

         SECTION 2.10 Liability of Certificateholders. No Certificateholder shall have any personal liability for any liability or obligation of the Issuer.

         SECTION 2.11 Guaranteed Payments/Gross Income Allocations. (a) Inasmuch as the Certificateholders' Interest Distributable Amount is determined and paid hereunder without

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regard to the income of the Issuer, the Issuer shall treat payments of such amounts as "guaranteed payments" within the meaning of Section 707(c) of the Code. Consequently, Certificateholders will have ordinary income equal to their allocable share of the Certificateholders' Interest Distributable Amount, the Issuer will have an equivalent deduction for United States federal income tax purposes and no amount of the gross income of the Issuer shall be allocable to the Certificateholders (and there will be no corresponding increase in a Certificateholders's Capital Account under Section 5.7). In the event that any taxing authority does not respect such tax treatment, the gross income of the Issuer for any calendar month as determined for United States federal income tax purposes shall be allocated, after giving effect to special allocations set forth in Section 2.12 of this Agreement and for purposes of maintaining Capital Accounts under Section 5.7 of this Agreement as follows:

                    (1) first, among the Certificateholders as of the close of the last day of such calendar month, in proportion to their ownership of the principal amount of Certificates on such date, an amount of gross income equal to the amount of interest that accrues in such calendar month on the Certificates in accordance with their terms, including interest accruing thereon at the Certificate Rate monthly and interest on amounts previously due under the Certificates and not yet paid as provided therein; and

                    (2) the balance of gross income, if any, allocated to the Depositors in accordance with their respective Depositor Allocation Percentages.

If the gross income of the Issuer for any month is insufficient for the allocations described in clause (1) above, subsequent items of gross income shall first be allocated to make up such shortfall before being allocated as provided in clause (2).

         (b) In the event the initial issue price of the Certificates differs from their initial principal amount, there shall be specially allocated to the Certificateholders the portion, if any, of the offset for premium (in the case the issue price of the Certificates exceeds their principal amount) or market discount income (in the case the principal amount of the Certificates exceeds their issue price) on the Receivables accruing for a calendar month that is attributable to such difference.

         SECTION 2.12 Deduction and Loss Allocations. (a) All items of deduction and loss of the Issuer shall be allocated to the Depositors in accordance with their respective Depositor Allocation Percentages.

         (b) To the extent that an allocation of the gross amount of deductions and losses to the Depositors pursuant to Section 2.12(a) above would cause the Capital Accounts of the Depositors to be reduced below zero, such excess deductions and losses shall be


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allocated to the Certificateholders on a pro rata basis until each of their
Capital Accounts has been reduced to zero. If any amount of gross deduction or loss has not been allocated pursuant to the preceding sentence because all of the Certificateholders' Capital Accounts have been reduced to zero, the amount of such remaining unallocated deductions or losses shall be allocated to the Depositors in accordance with their respective Depositor Allocation Percentages.

         (c) If any deductions or losses have been allocated to the Certificateholders under Section 2.12(b) above, an amount of gross income shall be allocated to such Certificateholders under this Section 2.12(c) in subsequent taxable years sufficient to offset the amount of any deductions or losses previously allocated to such Certificateholders under Section 2.12(b) above and, thereafter, allocations of gross income and deductions shall be made in accordance with Sections 2.11 and 2.12(a) of this Agreement.

         SECTION 2.13 Special Allocations. In the event any Certificateholder unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Issuer income and gain shall be specially allocated to such Certificateholder in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the deficit, if any, in the balance of the Capital Account of such Certificateholder as quickly as possible. This Section 2.13 is intended to comply with the qualified income offset provision in Section 1.704-1(b)(2)(ii)(d) of the Treasury Regulations.

         SECTION 2.14 Amended and Restated Trust Agreement. This Agreement amends and restates in its entirety the Trust Agreement dated as of July 17, 1997 among the Depositors and the Owner Trustee.

                                  ARTICLE III

                     CERTIFICATES AND TRANSFER OF INTERESTS

         SECTION 3.1 Initial Ownership. Upon the formation of the Issuer by the contribution by the Depositors pursuant to Section 2.5 and until the issuance of the Certificates, the Depositors shall be the sole beneficiaries of the Trust.

         SECTION 3.2 The Certificates. The Certificates shall be issued in denominations of $1,000 and integral multiples thereof; provided that one Certificate may be issued that includes any residual portion of the initial Certificate Balance in a denomination other than an integral multiple of $1,000. Upon initial issuance, the Certificates shall each be in the form of Exhibit A, which is incorporated by reference, and shall be issued as provided in Section 3.10 in an aggregate principal amount equal to the Certificate Balance. The Certificates shall be executed on


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behalf of the Issuer by manual or facsimile signature of an Authorized Officer or other authorized signatory of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Issuer, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. No Certificate shall entitle the Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or Chase, as the Owner Trustee's authentication agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

         SECTION 3.3 Execution, Authentication and Delivery of Certificates. Concurrently with the transfer of the Receivables to the Issuer pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificates in an aggregate principal amount equal to the initial Certificate Balance to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of each Depositor signed by its chairman of the board, its president or any vice president, without further action by such Depositor, in authorized denominations.

         SECTION 3.4 Registration of Transfer and Exchange of Certificates. The Owner Trustee shall cause to be kept at the office or agency to be maintained pursuant to Section 3.8 by a certificate registrar (the "Certificate Registrar"), a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Chase shall be the initial Certificate Registrar. In the event that, subsequent to the date of issuance of the Certificates, Chase notifies the Owner Trustee that it is unable to act as the Certificate Registrar, the Owner Trustee shall act, or the Owner Trustee shall, with the consent of each Depositor, appoint another bank or trust company, having an office or agency located in The City of New York and which agrees to act in accordance with the provisions of this Agreement applicable to it, to act, as successor Certificate Registrar under this Agreement.

         The Owner Trustee may revoke such appointment and remove Chase as the Certificate Registrar if the Owner Trustee determines in its


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sole discretion that Chase failed to perform its obligations under this
Agreement in any material respect. Chase shall be permitted to resign as the Certificate Registrar upon 30 days' written notice to the Owner Trustee, each Depositor and the Issuer; provided, however, that such resignation shall not be effective and Chase shall continue to perform its duties as the Certificate Registrar until the Owner Trustee has appointed a successor Certificate Registrar with the consent of each Depositor.

         An institution succeeding to the corporate agency business of the Certificate Registrar shall continue to be the Certificate Registrar without the execution or filing of any paper or any further act on the part of the Owner Trustee or such Certificate Registrar.

         Upon surrender for registration of transfer of any Certificate at the office or agency maintained pursuant to Section 3.8, the Owner Trustee shall execute, authenticate and (if the Certificate Registrar is different than the Owner Trustee, then the Certificate Registrar shall) deliver (or shall cause Chase as its authenticating agent to authenticate and deliver), in the name of the designated transferee or transferees, one or more new Certificates in authorized denominations of a like class and aggregate face amount dated the date of authentication by the Owner Trustee or any authenticating agent. At the option of a Holder, Certificates may be exchanged for other Certificates of the same class in authorized denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.8.

         Whenever any Certificate is surrendered for exchange, the Owner Trustee shall execute, authenticate and (if the Certificate Registrar is different than the Owner Trustee, then the Certificate Registrar shall) deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Holder, which signature on such assignment must be guaranteed by a member of the New York Stock Exchange or a commercial bank or trust company.

         Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee or Certificate Registrar in accordance with its customary practice.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.


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         SECTION 3.5 Mutilated, Destroyed, Lost or Stolen Certificates. If (a)
any mutilated Certificate shall be surrendered to the Certificate Registrar, of if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of Issuer shall execute and the Owner Trustee, or Chase, as the Owner Trustee's authenticating agent, shall authenticate and (if the Certificate Registrar is different from the Owner Trustee, then the Certificate Registrar shall) deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. If, after delivery of such replacement Certificate, a bona fide purchaser of the original Certificate in lieu of which such replacement Certificate was issued presents for payment such original Certificate, the Owner Trustee or the Certificate Registrar shall be entitled to recover such replacement Certificate from such Person to whom such replacement Certificate was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Owner Trustee or the Certificate Registrar in connection therewith. In connection with the issuance of any new Certificate under this
Section 3.5, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time. The provisions of this
Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement of mutilated, destroyed, lost or stolen Certificates.

         SECTION 3.6 Persons Deemed Certificateholders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.2 and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         SECTION 3.7 Access to List of Certificateholders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer and the Depositors (and to the Owner Trustee, if the Owner Trustee is not the Certificate Registrar) within 15 days after receipt by the Certificate Registrar of a request therefor from the Servicer or the Depositors (or the Owner Trustee) in writing, a list, in such form as the Servicer or the


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Depositors (or the Owner Trustee) may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If, at such time, if any, as Definitive Certificates have been issued, if three or more Certificateholders or one or more Certificateholders representing not less than 25% of the Certificate Balance then outstanding apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Holder, by receiving and holding a Certificate, shall be deemed to have agreed to hold none of the Depositors, the Certificate Registrar, the Servicer or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         SECTION 3.8 Maintenance of Office or Agency. The Owner Trustee shall maintain in The City of New York, an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Owner Trustee initially designates the offices of The Chase Manhattan Bank located at 450 West 33rd Street, New York, New York 10001-2697 as its office for such purposes. The Owner Trustee shall give prompt written notice to each Depositor, the Servicer and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9 Appointment of Paying Agent. The Owner Trustee may appoint a Paying Agent with respect to the Certificates. The Owner Trustee hereby appoints Chase as the initial Paying Agent. The Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account, make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee. The Owner Trustee may revoke such power and remove the Paying Agent if the Owner Trustee determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect or for other good cause. The Paying Agent shall be permitted to resign upon 30 days' written notice to the Owner Trustee and the Servicer. In the event that Chase shall no longer be the Paying Agent, the Owner Trustee shall appoint a successor to act as Paying Agent (which shall be a bank or trust company and may be the Owner Trustee), with the consent of each Depositor (which consent shall not be unreasonably withheld). The Owner Trustee shall cause such successor Paying Agent or any additional Paying Agent appointed by the Owner Trustee (unless it is the Owner Trustee) to execute and deliver to the Owner Trustee an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Owner Trustee that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders. The Paying Agent shall return all unclaimed funds to the Owner Trustee and upon the removal of a Paying Agent, such Paying Agent shall also return all funds in its possession to the Owner Trustee. The provisions of Sections 7.1, 7.3, 7.4, 7.6, 8.1 and 8.2 shall apply to the Owner Trustee also in its role as Paying Agent, for so long as the Owner Trustee shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 3.10 Book-Entry Certificates. The Certificates, upon original issuance, will be issued in the form of a typewritten Certificate or Certificates representing Book-Entry Certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by or on behalf of the Issuer. Such Book-Entry Certificate or Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no beneficial owner (other than Chase Securities Inc.) will receive a definitive Certificate representing such beneficial owner's interest in such Certificate, except as provided in Section
3.12. Unless and until Definitive Certificates have been issued to beneficial owners pursuant to Section 3.12:

                    (a) the provisions of this Section 3.10 shall be in full force and effect;

                    (b) the Certificate Registrar, the Paying Agent and the Owner Trustee shall be entitled to deal with the Clearing Agency and the Clearing Agency Participants for all purposes of this Agreement relating to the Book-Entry Certificates (including the payment of principal of and interest on the Book-Entry Certificates and the giving of instructions or directions to Certificate Owners of Book-Entry Certificates) as the sole Holder of Book-Entry Certificates and shall have no obligations to Certificate Owners thereof;

                    (c) to the extent that the provisions of this Section conflict with any other provisions of this Agreement, the provisions of this Section shall control;

                    (d) the rights of Certificate Owners of the Book-Entry Certificates shall be exercised only through the Clearing Agency (or to the extent Certificateholders are not Clearing Agency Participants, through the Clearing Agency Participants through which such Certificateholders own Book-Entry Certificates), and shall be limited to those established by law and agreements among such Certificate Owners and the Clearing Agency and/or Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall refer to actions taken by the Clearing Agency upon in-structions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall refer to distributions, notices, reports and statements to the Clearing Agency, as registered holder of the Certificates, as the case may be, for distribution to Certificateholders in accordance with the procedures of the Clearing Agency. Pursuant to the Certificate Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 3.12, the initial Clearing Agency will make book-entry transfers among Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants; and

                    (e) whenever this Agreement requires or permits actions to be taken based upon instructions or directions of the Certificateholders evidencing a specified percentage of the Certificate Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Certificate Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Book-Entry Certificates and has delivered such instructions to the Owner Trustee.

         SECTION 3.11 Notices to Clearing Agency. Whenever a notice or other communication to Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.12, the Owner Trustee and the Paying Agent shall give all such notices and communications specified herein to be given to Certificateholders to the Clearing Agency, and shall have no obligations to Certificate Owners.

         SECTION 3.12 Definitive Certificates. If (a) the Depositors advise the Owner Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Certificates, and the Depositors are unable to locate a qualified successor, (b) the Depositors at their option elect to terminate the book-entry system through the Clearing Agency, or (c) after the occurrence of an Event of Servicing Termination or Event of Default, Certificate Owners of the Certificates representing beneficial interests aggregating not less than a majority of the Certificate Balance then outstanding advise the Clearing Agency through the Clearing Agency Participants, and the Owner Trustee, in writing, and if the Clearing Agency shall so notify the Owner Trustee, that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of Certificate Owners, then the Owner Trustee shall notify the Clearing Agency of the occurrence of any such event, which shall be responsible to notify the Certificate Owners of the occurrence of such event and of the availability of the Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the typewritten

Certificate or Certificates representing the Book-Entry Certificates by the Clearing Agency, accompanied by re-registration instructions, the Owner Trustee shall execute, authenticate, or cause to be authenticated, and (if the Certificate Registrar is different than the Owner Trustee, then the Certificate Registrar shall) deliver the Definitive Certificates in accordance with the instructions of the Clearing Agency. Neither the Certificate Registrar nor the Owner Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates, all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates, and the Owner Trustee and the Paying Agent shall recognize the Holders of the Definitive Certificates as Certificateholders. The Definitive Certificates shall be printed, lithographed or engraved or may be produced in any other matter as is reasonably acceptable to the Owner Trustee, as evidenced by its execution thereof.

         SECTION 3.13 Authenticating Agent.

         (a) The Owner Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Owner Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. The Owner Trustee hereby appoints Chase as Authenticating Agent for the authentication of Certificates upon any registration of transfer or exchange of such Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Owner Trustee or the Owner Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Owner Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Owner Trustee by an authenticating agent. Each authenticating agent (other than Chase) shall be subject to acceptance by each Depositor.

         (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Owner Trustee or such authenticating agent.

         (c) An authenticating agent may at any time resign by giving written notice of resignation to the Owner Trustee and each Depositor. The Owner Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to each Depositor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Owner Trustee or either of the Depositors, the Owner Trustee promptly may appoint a successor authenticating agent with the consent of each Depositor. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent.

         (d) The Servicer shall pay the authenticating agent from time to time reasonable compensation for its services under this Section 3.13.

         (e) The provisions of Sections 7.1, 7.3, 7.4, 7.6, 8.1 and 8.2 shall be applicable to any authenticating agent.

         (f) Pursuant to an appointment made under this Section 3.13, the Certificates may have endorsed thereon, in lieu of the Owner Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

         This is one of the Certificates referred to in the within mentioned Agreement.

                                          ___________________________________,
                                          as Owner Trustee

                                      By: ___________________________________
                                          Authorized Officer

                                                      or

                                          ___________________________________
                                          as Authenticating Agent
                                          for the Owner Trustee,

                                          ___________________________________
                                          Authorized Officer

         SECTION 3.14 Actions of Certificateholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Owner Trustee and, when required, to the Depositors or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Owner Trustee, the Depositors and the Servicer, if made in the manner provided in this Section 3.14.

         (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Owner Trustee deems sufficient.

         (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Owner Trustee, the Depositors or the Servicer in reliance thereon, regardless of whether notation of such action is made upon such Certificate.

         (d) The Owner Trustee may require such additional proof of any matter referred to in this Section 3.14 as it shall deem necessary.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         SECTION 4.1 Prior Notice to Certificateholders with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders in writing of the proposed action and the Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or provided alternative direction:

                  (a) the initiation of any material claim or lawsuit by the Issuer (except claims or lawsuits brought in connection with the collection of the Receivables) and the compromise of any material action, claim or lawsuit brought by or against the Issuer (except with respect to the aforementioned claims or lawsuits for collection of the Receivables);

                  (b) the election by the Issuer to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

                  (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                  (d) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

                  (e) the amendment, change or modification of the Sale and Servicing Agreement, except to any amendment where the consent of any Certificateholder is not required under the terms of the Sale and Servicing Agreement; or

                  (f) the appointment pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Note Registrar, the Paying Agent, the Indenture Trustee or the Certificate Registrar of its obligations under the Indenture or this Agreement, as applicable.

The Owner Trustee shall notify the Certificateholders in writing of any appointment of a successor Paying Agent, Authenticating Agent or Certificate Registrar within five Business Days thereof.

         SECTION 4.2 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of Certificateholders, to (a) remove the Servicer under the Sale and Servicing Agreement pursuant to Article VIII thereof, (b) remove either Administrator under an Administration Agreement pursuant to Section 8 thereof or (c) except as expressly provided in the Basic Documents, sell the Receivables or any interest therein after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders.

         SECTION 4.3 Action by Certificateholders with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer without the unanimous prior approval of all Certificateholders unless the Owner Trustee reasonably believes that the Issuer is insolvent.

         SECTION 4.4 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction (i) would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the other Basic Documents or (ii) would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.5 Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Certificateholders representing not less than a majority of the Certificate Balance then outstanding. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Certificateholders representing not less than a majority of the Certificate Balance then outstanding at the time of the delivery of such notice.

                                   ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

         SECTION 5.1 Establishment of Certificate Distribution Account. The Owner Trustee, for the benefit of Certificateholders, shall establish and maintain in the name of the Issuer an Eligible Deposit Account (the "Certificate Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders. Except as otherwise provided herein, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders.

         The Owner Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof. If, at any time, the Certificate Distribution Account ceases to be an Eligible Deposit Account, the Owner Trustee shall establish a new Certificate Distribution Account as an Eligible Deposit Account in accordance with Section 5.1(b) of the Sale and Servicing Agreement, and the Owner Trustee shall transfer any cash and/or any investments to such new Certificate Distribution Account.

         Amounts on deposit in the Certificate Distribution Account shall not be invested.

         SECTION 5.2 Application of Funds in Certificate Distribution Account.
(a) Not later than 12:00 noon, New York City time, on each Distribution Date, the Owner Trustee or the Paying Agent on behalf of the Owner Trustee will, based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.8 of the Sale and Servicing Agreement, distribute to Certificateholders, to the extent of the funds available, amounts deposited in the Certificate Distribution Account pursuant to Sections 5.5 and 5.6 of the Sale and Servicing Agreement on such Distribution Date in the following order of priority:

                  (i) first, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Interest Distributable Amount; and

                  (ii) second, to the Certificateholders, on a pro rata basis, an amount equal to the Certificateholders' Principal Distributable Amount.

         (b) On each Distribution Date, the Owner Trustee shall send, or cause to be sent, to each Certificateholder the statement provided to the Owner Trustee by the Servicer pursuant to Section 5.8 of the Sale and Servicing Agreement on such Distribution Date.

         (c) In the event that any withholding tax is imposed on the Issuer's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. Each of the Owner Trustee and the Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Issuer (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Issuer and remitted to the appropriate taxing authority. The Owner Trustee or the Paying Agent, on its behalf, intends to withhold United States withholding taxes from any amounts allocable or distributed to nonUnited States Certificateholders at a rate of 35% for non-United States Certificateholders that are classified as corporations for United States federal income tax purposes and at a rate of 39.6% for all other non-United States Certificateholders. In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee and the Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee and the Paying Agent for any out-of-pocket expenses incurred.

         SECTION 5.3 Method of Payment. Subject to Section 9.1(c), distributions required to be made to Certificateholders on any Distribution Date shall be made to each Certificateholder of record on the preceding Record Date either (a) by wire transfer, in immediately available funds, to the account of such Holder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Distribution Date and such Holder's Certificates in the aggregate evidence a denomination of not less than $1,000,000 or (b) by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register; provided that, unless Definitive Certificates have been issued pursuant to Section 3.12, with respect to Certificates registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), distributions will be made by wire transfer in immediately available funds to the account designated by such nominee.

         SECTION 5.4 No Segregation of Monies; No Interest. Subject to Sections
5.1 and 5.2, monies received by the Owner Trustee or any Paying Agent hereunder need not be segregated in any manner except to the extent required by law and may be deposited under such general conditions as may be prescribed by law, and neither the Owner Trustee nor any Paying Agent shall be liable for any interest thereon.

         SECTION 5.5 Accounting and Reports to the Noteholders, Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall (a) maintain (or cause to be maintained) the books of the Issuer on a calendar year basis on the accrual method of accounting, (b) deliver (or cause to be delivered) to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable each Certificateholder to prepare its Federal and state income tax returns, (c) prepare, or cause to be prepared, and file, or cause to be filed, such tax returns relating to the Issuer (including a partnership information return, Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or Federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for Federal income tax purposes and (d) collect or cause to be collected any withholding tax as described in and in accordance with Section 5.2(c) with respect to income or distributions to Certificateholders. Chase shall sign all tax information returns filed pursuant to this Section 5.5 and any other returns as may be required by law. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Receivables. The Owner Trustee shall not make the election provided under Section 754 of the Code.

         SECTION 5.6 Signature on Returns; Tax Matters Partner. Notwithstanding the provisions of Section 5.5, Chase shall sign on behalf of the Issuer the tax returns of the Issuer, unless applicable law requires the Owner Trustee to sign such documents, in which case such documents shall be signed by the Owner Trustee at the written direction of Chase.

         Chase shall be the "tax matters partner" of the Issuer pursuant to the Code.

         SECTION 5.7 Capital Accounts. The Issuer shall maintain accounts ("Capital Accounts") with respect to each Certificateholder and each Depositor (each an "Owner"). For this purpose, Capital Accounts shall be maintained in accordance with the following provisions:

                  (a) Each Owner's Capital Account shall be increased by the Capital Contributions (as defined below) of such Owner, such Owner's distributive share of gross income (if any) and any items in the nature of income or gain that are allocated to such Owner pursuant to
         Section 2.11, 2.12(b) or 2.13.

                  (b) Each Owner's Capital Account shall be reduced by any amount distributed to such Owner (including, in the case of each Depositor, any amount released or otherwise distributed to each Depositor from the Reserve Account under Section 5.6 of the Sale and Servicing Agreement) and any items in the nature of deductions or losses that are allocated to such Owner pursuant to Section 2.12 or 2.13.

                  (c) In the event all or a portion of a Certificate is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it related to such Certificate or a portion thereof.

         "Capital Contribution" means the amount of any cash contributed to the Issuer by an Owner (including any amounts deemed to be contributed in connection with the original issuance of the Certificates), including, in the case of each Depositor, the amount of any Receivables deemed to have been contributed by such Depositor (with such amount for Receivables intended to reflect the amount of the Receivables and monies due thereon or with respect thereto, including accrued but unpaid interest and finance charges, conveyed to the Issuer by the Depositors on the Closing Date under Article II of the Sale and Servicing Agreement). The foregoing provisions and the other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with section 1.704-l(b) of the Treasury Regulations and shall be interpreted in a manner consistent therewith.

                                   ARTICLE VI

                     AUTHORITY AND DUTIES OF OWNER TRUSTEE

         SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Issuer is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Issuer is named as a party and any amendment thereto, in each case, in such form as the Depositors shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Issuer at the written direction of the Depositors, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $59,500,000.00, Class A-2 Notes in the aggregate principal amount of $119,000,000.00, Class A-3 Notes in the aggregate principal amount of $113,000,000.00, Class A-4 Notes in the aggregate principal amount of $73,000,000.00, Class A-5 Notes in the aggregate principal amount of $132,000,000.00, Class A-6 Notes in the aggregate principal amount of $88,000,000.00, Class A- 7 Notes in the aggregate principal amount of $57,000,000.00, Class A-8 Notes in the aggregate principal amount of $85,000,000.00, Class A-9 Notes in the aggregate principal amount of $61,000,000.00 and Class A-10 Notes in the aggregate principal amount of $65,000,000.00. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Issuer pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as an Administrator or the Depositors recommend or direct in writing with respect to the Basic Documents.

         SECTION 6.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Basic Documents and to administer the Issuer in the interest of Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrators have agreed in the Administration Agreements to perform any act or to discharge any duty of the Owner Trustee or the Issuer hereunder or under any other Basic Document, and the Owner Trustee shall not be liable for the default or failure of an Administrator to carry out its obligations under the related Administration Agreement.

         SECTION 6.3 Action upon Instruction. (a) Subject to Article IV, the Certificateholders may, by written instruction, direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Section 4.5.

         (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall reasonably determine, or shall have been advised by counsel in writing, that such action is likely to result in personal liability to the Owner Trustee (in such capacity or individually), is contrary to the terms of this Agreement or any other Basic Document or is contrary to law.

         (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any other Basic Document or is unsure as to the application of any provision of this Agreement or any Basic Document, or if any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholders received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement and the other Basic Documents, and no implied covenants or obligations shall be read into this Agreement or the other Basic Documents. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Issuer or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee, in its individual capacity, that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.5 No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents, and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

         SECTION 6.6 Restrictions. The Owner Trustee shall not (a) take any action that is inconsistent with the purposes of the Issuer set forth in
Section 2.3 or (b) take any action or amend this Agreement in any manner that, to the best knowledge of the Owner Trustee, would result in the Issuer's becoming taxable as a corporation for United States federal income tax purposes. The Owner Trustee and the Depositors agree that no election to treat the Issuer other than as a partnership for United States federal income tax purposes or any relevant state tax purposes shall be made by or on behalf of the Issuer. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

         SECTION 6.7 Doing Business in Other Jurisdictions. (a) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of

Delaware, other than as set forth in the last sentence of this Section 6.7, if the taking of such action will (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Owner Trustee; or (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee, as the case may be, contemplated hereby. The Owner Trustee shall be entitled to obtain advice of counsel (which advice shall be an expense of the Depositors) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (i), (ii) and (iii) of the preceding sentence. In the event that said counsel advises the Owner Trustee that such action will result in such consequences, the Owner Trustee will appoint an additional trustee pursuant to Section 10.5 to proceed with such action.

                                  ARTICLE VII

                            CONCERNING OWNER TRUSTEE

         SECTION 7.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the other Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or gross negligence or (ii) in the case of the breach of any representation or warranty contained in Section 7.3 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) The Owner Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Owner Trustee unless it is proved that the Owner Trustee was grossly negligent in ascertaining the pertinent facts;

                  (b) The Owner Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with the instructions of the Certificateholders given pursuant to Section 6.3;


                  (c) No provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in its own performance of any of its rights or powers hereunder or under any other Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured or provided to it;

                  (d) Under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                  (e) The Owner Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Agreement or for the due execution hereof by each Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, shall not be accountable for the use or application by the Depositors of the proceeds from the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority; or the ability of the Owner Trust Estate to generate the payments to be distributed to Certificateholders under this Agreement or the Noteholders under the Indenture, including: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Issuer or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by each Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee, an Administrator or the Servicer or any subservicer taken in the name of the Owner Trustee;

                  (f) The Owner Trustee shall not be liable for the default or misconduct of the Indenture Trustee, the Administrators or the Servicer under any of the Basic

         Documents or otherwise, and the Owner Trustee shall have no obligation or liability to perform the obligations of the Issuer under this Agreement or the Basic Documents that are required to be performed by an Administrator under an Administration Agreement, the Indenture Trustee under the Indenture or the Servicer under the Sale and Servicing Agreement;

                  (g) The Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act; and

                  (h) The Owner Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Owner Trustee that shall be specifically required to be furnished pursuant to any provision of this Agreement or the other Basic Documents, shall examine them to determine whether they conform to the requirements of this Agreement or such other Basic Document; provided, however, that the Owner Trustee shall not be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Owner Trustee pursuant to this Agreement or the other Basic Documents.

         SECTION 7.2 Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

         SECTION 7.3 Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositors, for the benefit of the Certificateholders, that:

                           (a) It is a banking corporation duly organized and
                  validly existing in good standing under the laws of the State of Delaware and having an office within the State of Delaware. It has all requisite corporate power, authority and legal right to execute, deliver and perform its obligations under this Agreement.

                           (b) It has taken all corporate action necessary to
                  authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                           (c) Neither the execution nor the delivery by it of
                  this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment, writ, decree or order applicable to it, or constitute any default under its charter documents or by-laws or, with or without notice or lapse of time, any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                           (d) The execution, delivery and performance by the
                  Owner Trustee of this Agreement does not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any governmental authority or agency of the State of Delaware or the United States of America regulating the corporate trust activities of the Owner Trustee (other than the filing of the Certificate of Trust with the Delaware Secretary of State).

                           (e) This Agreement has been duly authorized,
                  executed and delivered by the Owner Trustee and (assuming due authorization, execution and delivery of this Agreement by the Depositors) shall constitute the legal, valid, and binding agreement of the Owner Trustee, enforceable in accordance with its terms against the Owner Trustee, except as such enforcement may be limited by bankruptcy, insolvency, reorganization and other laws affecting the rights of creditors generally, and by general principles of equity regardless of whether enforcement is pursuant to a proceeding in equity or at law.

         SECTION 7.4 Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

         (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with due care and (ii) may consult with counsel, accountants and other skilled persons knowledgeable in the relevant area to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

         SECTION 7.5 Not Acting in Individual Capacity. Except as provided in this Article VII, in accepting the trusts hereby created, Wilmington Trust Company acts solely as the Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

         SECTION 7.6 Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Certificates or the Notes and may deal with the Depositors, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not the Owner Trustee.

                                  ARTICLE VIII

                         COMPENSATION OF OWNER TRUSTEE

         SECTION 8.1 Owner Trustee's Fees and Expenses. In accordance with
Section 4.7 of the Sale and Servicing Agreement, the Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Servicer and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed in accordance with Sections 4.7 and 6.2, respectively, of the Sale and Servicing Agreement by the Servicer and by the Sellers for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder except any such expenses as may arise from its gross negligence, wilful misfeasance, or bad faith or that is the responsibility of Certificateholders under this Agreement.

         SECTION 8.2 Indemnification. The Depositors, jointly and severally, shall be liable as primary obligors for, and shall indemnify the Owner Trustee (in such capacity or individually) and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositors shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of
Section 7.1. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Indemnified Party in respect of which indemnity may be sought pursuant to this Section 8.2, such Indemnified Party shall promptly notify the Depositors in writing, and the Depositors upon request of the Indemnified Party shall retain counsel reasonably satisfactory to the Indemnified Party (or, with the consent of the Depositors, counsel selected by the Indemnified Party acceptable to the Depositors) to represent the Indemnified Party and any others the Depositors may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding. The Depositors shall not be liable for any settlement of any claim or proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Depositors agree to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. The Depositors shall not, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

         SECTION 8.3 Payments to Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

         SECTION 9.1 Termination of Trust Agreement. (a) This Agreement (other than Article VIII) and the Issuer shall terminate and be of no further force or effect, on the Distribution Date next succeeding the month which is six months after the final distribution by the Owner Trustee of all moneys or other property or proceeds of the Owner Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V, including the payment to the Certificateholders of all amounts required to be paid to them pursuant to this Agreement; provided, however, that in no event shall the Trust created by this Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador to the Court of St. James's, living on the date of this Agreement. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder or Certificate Owner shall not (x) operate to terminate this Agreement or the Issuer, nor (y) entitle such Certificateholder's or Certificate Owner's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or the Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

         (b) Except as provided in clause (a), neither any Depositor nor any Certificateholder shall be entitled to revoke or terminate the Trust.

         (c) Notice of any termination of the Issuer, specifying the Distribution Date upon which the Certificateholders shall surrender their Certificates to the Owner Trustee or the Paying Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Certificateholders mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 9.1(c) of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Certificates shall be made upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee or the Paying Agent therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee or the Paying Agent therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Paying Agent at the time such notice is given to the Certificateholders. Upon presentation and surrender of the Certificates, the Owner Trustee or the Paying Agent shall cause to be distributed to the Certificateholders amounts distributable on such Distribution Date pursuant to Section 5.2.

         If all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Owner Trust Estate after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Depositors, allocated among them in accordance with their respective Depositor Allocation Percentages.

         (d) Any funds remaining in the Issuer after funds for final distribution have been distributed or set aside for distribution shall be distributed by the Owner Trustee to the Depositors, allocated among them in accordance with their respective Depositor Allocation Percentages.

         (e) Upon the winding up of the Issuer and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                                   ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         SECTION 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation authorized to exercise corporate trust powers; and having a combined capital and surplus of at least $100,000,000 and subject to supervision or examination by Federal or state authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2. In addition, at all times the Owner Trustee or a co-trustee shall be a person that satisfies the requirements of Section 3807(a) of the Business Trust Statute (the "Delaware Trustee").

         SECTION 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrators and the Depositors. Upon receiving such notice of resignation, the Depositors shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Depositors, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositors may remove the Owner Trustee. If the Depositors shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositors shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy of which shall be delivered to the successor Owner Trustee, and payment of all fees owed to the outgoing Owner Trustee shall be made to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositors shall provide notice of such resignation or removal of the Owner Trustee to the Administrators and each of the Rating Agencies.

         SECTION 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositors and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositors and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, (i) the Chase Administrator shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Trustee, the Noteholders and the Rating Agencies and (ii) such successor Owner Trustee shall file an amendment to the Certificate of Trust with the Secretary of State reflecting the name and principal place of business of such successor Owner Trustee in the State of Delaware. If the Chase Administrator shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Chase Administrator.

         SECTION 10.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

         SECTION 10.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Chase Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Chase Administrator and the Owner Trustee may consider necessary or desirable. If the Chase Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. If the Delaware Trustee shall become incapable of acting, resign or be removed, unless the Owner Trustee is qualified to act as the Delaware Trustee, a successor co-trustee shall promptly be appointed in the manner specified in this Section
10.5 to act as the Delaware Trustee. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

         Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Chase Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Depositors.

         Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                 MISCELLANEOUS

         SECTION 11.1 Supplements and Amendments. This Agreement may be amended by the Depositors and the Owner Trustee, with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided that such action shall not, as evidenced by an Opinion of Counsel, materially adversely affect the interests of any Noteholder or Certificateholder; provided, further, that the Depositors shall deliver written notice of such amendments to each Rating Agency prior to the execution of any such amendment. Notwithstanding the foregoing, no amendment modifying the provisions of Section 5.2 shall become effective without satisfaction of the Rating Agency Condition.

         This Agreement may also be amended from time to time by the Depositors and the Owner Trustee, with prior written notice to the Rating Agencies, with the consent of the Noteholders representing not less than a majority of the Outstanding Amount of the Notes and, to the extent affected thereby, the consent of the Certificateholders representing not less than a majority of the Certificate Balance then outstanding for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on the Receivables or distributions that shall be required to be made for the benefit of any Noteholder or any Certificateholder, or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment without the consent of the Noteholders or the Certificateholders representing 100% of the Outstanding Amount of the Notes or the Certificateholders representing 100% of the Certificate Balance then outstanding, as the case may be.

         Promptly after the execution of any amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee and each of the Rating Agencies.

         It shall not be necessary for the consent of Certificateholders or the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholders provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         Promptly after the execution of any amendment to the Certificate of the Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

         Prior to the execution of any amendment to this Agreement or the Certificate of the Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.2 No Legal Title to Owner Trust Estate in Certificateholders. The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

         SECTION 11.3 Limitations on Rights of Others. Except for Sections 2.7 and 2.10, the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositors, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.4 Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attn:
Corporate Trust Administration; if to the Depositors, addressed to, (i) Chase Manhattan Bank USA, National Association, 802 Delaware Avenue, Wilmington, Delaware 19801, Attention: _________________ and (ii) The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017, Attention: _________________, or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

         (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, regardless of whether the Certificateholder receives such notice.

         SECTION 11.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 11.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.7 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositors, the Owner Trustee and its successors and each Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 11.8 No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent equity interests in the Issuer only and do not represent interests in or obligations of the Depositors, the Servicer, the Owner Trustee, the Indenture Trustee or any Affiliate thereof, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the other Basic Documents.

         SECTION 11.9 [Reserved].

         SECTION 11.10 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.11 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.12 Certificate Transfer Restrictions. (a) The Certificates may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) which is subject to the provisions of Title I of ERISA,
(ii) a plan (as defined in Section 4975(e)(1) of the Code other than a governmental or church plan described in Section 4975(g)(2) or (3) of the
Code), or (iii) any entity whose underlying assets include "plan assets" by reason of any such plan's investment in the entity (excluding any investment company that is registered under the Investment Company Act of 1940, as amended) (each, a "Benefit Plan"). By accepting and holding a Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan, and that no assets of a Benefit Plan were used to acquire the Certificate. The foregoing restrictions shall not apply to acquisitions or holdings of Certificates with assets of the general account of an insurance company, to the extent that the acquisition or holding, respectively, of such Certificates (i) is and will be permissible under Section 401(c) of ERISA and final regulations thereunder or another exemption under ERISA and (ii) does not and will not result in the contemplated operations of the Trust being treated as non-exempt prohibited transactions.

         (b) The Certificates may not be acquired by or for the account of an individual or entity that is not a U.S. person as defined in Section 7701(a)(30) of the Code and any transfer of a Certificate to a person that is not a U.S. Person shall be void. By accepting and holding a Certificate, the Holder shall be deemed to have represented and warranted under penalties of perjury that it (or, if it is acting as a nominee, the beneficial owner) is a U.S. Person.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                               WILMINGTON TRUST COMPANY,
                                                   as Owner Trustee

                                               By: _____________________
                                                   Name:
                                                   Title:

                                               CHASE MANHATTAN BANK USA,
                                               NATIONAL ASSOCIATION,
                                                   as Depositor

                                               By: ____________________
                                                   Name:  Keith Schuck
                                                   Title: Vice President

                                               THE CHASE MANHATTAN BANK,
                                                   as Depositor

                                               By: _____________________
                                                   Name:
                                                   Title:

                                                                      EXHIBIT A

NUMBER                                                      $
R                                                          CUSIP NO. [________]

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

         THIS CERTIFICATE MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF (i) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHICH IS SUBJECT TO THE PROVISIONS OF TITLE I OF ERISA, (ii) A PLAN (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OTHER THAN A PLAN DESCRIBED IN SECTION 4975(g)(2) OR (3) OF THE CODE), OR (iii) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF A PLAN'S INVESTMENT IN THE ENTITY (EXCLUDING ANY INVESTMENT COMPANY THAT IS REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED). BY ACCEPTING AND HOLDING THIS CERTIFICATE, THE HOLDER HEREOF AND THE CERTIFICATE OWNER SHALL EACH BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT IS NOT SUCH A PLAN AND THAT NO ASSETS OF SUCH A PLAN WERE USED TO ACQUIRE THIS CERTIFICATE. THE FOREGOING RESTRICTIONS SHALL NOT APPLY TO ACQUISITIONS OR HOLDINGS OF CERTIFICATES WITH ASSETS OF THE GENERAL ACCOUNT OF AN INSURANCE COMPANY, TO THE EXTENT THAT THE ACQUISITION OR HOLDING, RESPECTIVELY, OF SUCH CERTIFICATES (i) IS AND WILL BE PERMISSIBLE UNDER SECTION 401(c) OF ERISA AND FINAL REGULATIONS THEREUNDER OR ANOTHER EXEMPTION UNDER ERISA AND (ii) DOES NOT AND WILL NOT RESULT IN THE CONTEMPLATED OPERATIONS OF THE TRUST BEING TREATED AS NONEXEMPT PROHIBITED TRANSACTIONS.

         THE CERTIFICATES MAY NOT BE ACQUIRED BY OR FOR THE ACCOUNT OF AN INDIVIDUAL OR ENTITY THAT IS NOT A U.S. PERSON AS DEFINED IN SECTION 7701(A)(30) OF THE CODE. BY ACCEPTING AND HOLDING A CERTIFICATE, THE HOLDER SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT IT (OR, IF IT IS ACTING AS A NOMINEE, THE BENEFICIAL OWNER) IS A U.S. PERSON.

         THE PRINCIPAL OF THIS CERTIFICATE IS DISTRIBUTABLE IN INSTALLMENTS AS SET FORTH IN THE TRUST AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     CHASE MANHATTAN RV OWNER TRUST 1997-A

                       [______%] ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Issuer, as defined below, the property of which includes a pool of retail installment sales contracts or purchase money notes and security agreements secured by new or used recreational vehicles and sold to the Issuer by Chase Manhattan Bank USA, National Association, a national banking association, and The Chase Manhattan Bank, a New York banking corporation.

(This Certificate does not represent an interest in or obligation of Chase Manhattan Bank USA, National Association, The Chase Manhattan Bank or any of their Affiliates, except to the extent described below.)

         THIS CERTIFIES THAT __________ is the registered owner of ___________________________ nonassessable, fully-paid, beneficial ownership interest in certain distributions of Chase Manhattan RV Owner Trust 1997-A (the "Issuer") formed by Chase Manhattan Bank USA, National Association, a national banking association, and The Chase Manhattan Bank, a New York banking corporation (each, a "Depositor" and collectively, the "Depositors"). This Certificate has a Certificate Rate of [______]% per annum.

                 OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Certificates referred to in the within mentioned Trust Agreement.

________________________                         _____________________________
                                    or
as Owner Trustee                                 as Owner Trustee

By:_____________________                         By:__________________________
                                                      Authenticating Agent

         Issuer was created pursuant to a Certificate of Trust, filed with the Delaware Secretary of State on July 17, 1997 and an original Trust Agreement, dated as of July 18, 1997 and continued pursuant to an Amended and Restated Trust Agreement dated as of September 1, 1997 (as amended and restated the "Trust Agreement"), among the Depositors and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in Section 1.1 of the Sale and Servicing Agreement dated as of September 1, 1997, among the Issuer and Chase Manhattan Bank USA, National Association and The Chase Manhattan Bank, as Sellers and The CIT Group/Sales Financing, Inc., as Servicer, as the same may be amended or supplemented from time to time (the "Sale and Servicing Agreement").

         This Certificate is one of the duly authorized Certificates of the Issuer designated as "[______]% Asset Backed Certificates" (herein called the "Certificates"). Issued under the Indenture dated as of September 1, 1997, between the Issuer and Norwest Bank Minnesota, National Association, as indenture trustee (the "Indenture"), are ten classes of Notes designated as "Class A-1 [______]% Asset Backed Notes" (the "Class A-1 Notes"), "Class A-2 [______]% Asset Backed Notes" (the "Class A-2 Notes"), "Class A-3 [______]% Asset Backed Notes" (the "Class A-3 Notes"), "Class A-4 [______]% Asset Backed Notes" (the "Class A-4 Notes"), "Class A-5 [______]% Asset Backed Notes" (the "Class A-5 Notes"), "Class A-6 [______]% Asset Backed Notes" (the "Class A-6 Notes"), "Class A-7 [______]% Asset Backed Notes" (the "Class A-7 Notes"), "Class A-8 [______]% Asset Backed Notes" (the "Class A-8 Notes"), "Class A-9 [______]% Asset Backed Notes" (the "Class A-9 Notes") and "Class A-10
[______]% Asset Backed Notes" (the "Class A-10 Notes" and, together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes, the Class A-6 Notes, the Class A-7 Notes, the Class A-8 Notes and the Class A-9 Notes, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound.

         The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

         It is the intent of each Depositor and the Certificateholders that, for United States federal income tax purposes, the Issuer will be treated as a partnership and the Depositors and the Certificateholders will be treated as partners in that partnership. The Certificateholders by acceptance of a Certificate, agree to treat, and to take no action inconsistent with the treatment of, the Certificates for such tax purposes as equity (i.e., partnership interests) in the Issuer.

         Each Certificateholder, by its acceptance of a Certificate or a beneficial interest in a Certificate, acknowledges and agrees that none of the Depositors or the Owner Trustee is authorized to elect to treat the Issuer other than as a partnership for United States federal income tax purposes or any relevant state tax purposes. Each Certificateholder, by its acceptance of a Certificate or a beneficial interest in a Certificate, agrees not to take any actions (or direct the Owner Trustee to take such acts or actions) that would violate such restriction.

         The Certificates do not represent an obligation of, or an interest in, any of the Depositors, the Servicer, the Owner Trustee, the Indenture Trustee or their respective Affiliates, and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the other Basic Documents.

         This certificate may not be acquired by or for the account of (i) an employee benefit plan (as defined in section 3(3) of the employee retirement income security act of 1974, as amended ("ERISA")) which is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code") other than a plan described in Section 4975(g)(2) or (3) of the Code), or (iii) any entity whose underlying assets include "plan assets" by reason of a plan's investment in the entity (excluding any investment company that is registered under the Investment Company Act of 1940, as amended). By accepting and holding this Certificate, the holder hereof and the Certificate Owner shall each be deemed to have represented and warranted that it is not such a plan and that no assets of such a plan were used to acquire this Certificate. The foregoing restrictions shall not apply to acquisitions or holdings of Certificates with assets of the general account of an insurance company, to the extent that the acquisition or holding, respectively, of such Certificates (i) is and will be permissible under Section 401(c) of ERISA and final regulations thereunder or another exemption under ERISA and (ii) does not and will not result in the contemplated operations of the Trust being treated as non-exempt prohibited transactions.

         The Certificates may not be acquired by or for the account of an individual or entity that is not a U.S. Person as defined in Section 7701(A)(30) of the Code. By accepting and holding a Certificate, the Holder shall be deemed to have represented and warranted that it (or, if it is acting as a Nominee, the Beneficial Owner) is a U.S. Person.

         Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee or the Authentication Agent, by manual or facsimile signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

         THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of Issuer and not in its individual capacity, has caused this Certificate to be duly executed.

                                           CHASE MANHATTAN RV OWNER
                                                TRUST 1997-A

                                           By:_______________________________
                                                not in its individual
                                                capacity, but solely as
                                                Owner Trustee

Dated:                                     By:_______________________________

                                   ASSIGNMENT

         FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(Please print or type name and address, including postal zip code, of assignee) the Certificate mentioned herein, and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________ as Attorney to transfer said
Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:

                                           ___________________________________*
                                           Signature Guaranteed:

                                           ___________________________________*

__________________
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                                      EXHIBIT B

                              CERTIFICATE OF TRUST